UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2003


                               PTEK HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)




      Georgia                     000-27778                  59-3074176
------------------             --------------         -----------------------
(State or Other                (Commission             (IRS Employer
 Jurisdiction of                File Number)            Identification No.)
 Incorporation)

              3399 Peachtree Rd., NE, Suite 700, Atlanta, GA 30326
          -------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (404) 262-8400
               --------------------------------------------------
              (Registrant's Telephone Number, including Area Code)




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Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.

           (c) Exhibits.

                     The following exhibits are filed herewith:

      Exhibit No.                         Description

            99.1                          Press Release, dated April 29, 2003.




Item 9.         Regulation FD Disclosure.

           The following information is furnished pursuant to Item 9, Regulation FD Disclosure and Item 12, Disclosure of Results of Operations and Financial Condition.

           On April 29, 2003, PTEK Holdings, Inc. issued a press release reporting on its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PTEK HOLDINGS, INC.


                                     /s/ William E. Franklin
                                   -----------------------------------------
                                   William E. Franklin
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (principal financial and accounting officer)

Date:  April 29, 2003


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                                INDEX TO EXHIBITS

      Exhibit No.       Description

              99.1      Press Release, dated April 29, 2003.